Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Howard Weil Howard Weil 40 40 th Annual Energy Conference Annual Energy Conference March 27, 2012 March 27, 2012 Exhibit 99.1

2 2
Forward Looking Statements
This material and any oral statements made in connection with this material
This material and any oral statements made in connection with this material include "forward-looking statements" within the meaning of the Securities Act of include "forward-looking statements" within the meaning of the Securities Act of
1933 and the Securities Exchange Act of 1934.  Statements made which provide
1933 and the Securities Exchange Act of 1934.  Statements made which provide the Company’s or management’s intentions, beliefs, expectations or predictions for the Company’s or management’s intentions, beliefs, expectations or predictions for the future are forward-looking statements and are inherently uncertain. The the future are forward-looking statements and are inherently uncertain. The opinions, forecasts, projections or other statements other than statements of opinions, forecasts, projections or other statements other than statements of historical fact, including, without limitation, plans and objectives of management of historical fact, including, without limitation, plans and objectives of management of the Company are forward-looking statements.  It is important to note that actual the Company are forward-looking statements.  It is important to note that actual results could differ materially from those discussed in such forward-looking results could differ materially from those discussed in such forward-looking statements.  Important factors that could cause actual results to differ materially statements.  Important factors that could cause actual results to differ materially include the risk factors and other cautionary statements contained from time to include the risk factors and other cautionary statements contained from time to time in the Company’s SEC filings, which may be obtained by contacting the time in the Company’s SEC filings, which may be obtained by contacting the
Company
Company
or
or
the
the
SEC.
SEC.
These
These
filings
filings
are
are
also
also
available
available
through
through
the
the
Company’s
Company’s
web
web
site
site
at
at
http://www.patenergy.com
http://www.patenergy.com
or
or
through
through
the
the
SEC’s
SEC’s
Electronic
Electronic
Data
Data
Gathering
Gathering
and
and
Analysis
Analysis
Retrieval
Retrieval
System
System
(EDGAR)
(EDGAR)
at
at
http://www.sec.gov.
http://www.sec.gov.
We
We
undertake
undertake
no
no
obligation to publicly update or revise any forward-looking statement.  Statements obligation to publicly update or revise any forward-looking statement.  Statements made in this presentation include non-GAAP financial measures.  The required made in this presentation include non-GAAP financial measures.  The required reconciliation to GAAP financial measures are included on our website and at the reconciliation to GAAP financial measures are included on our website and at the end of this presentation.
end of this presentation.

Presentation
•
•
PTEN Overview
PTEN Overview
•
•
The Energy Environment
The Energy Environment
•
•
PTEN’s Land Drilling Business
PTEN’s Land Drilling Business
•
•
PTEN’s Well Stimulation Business
PTEN’s Well Stimulation Business
•
•
PTEN Investment Highlights
PTEN Investment Highlights
•
•
Conclusions
Conclusions
A Transformation in the Energy Industry…
A Transformation in the Energy Industry…
…A Transformation at PTEN

Overview of Patterson-UTI Energy, Inc.
•
One of the “Big 3” US land drillers (drilling
~65% of total 2011 revenues)
•
One of the top pressure pumping companies in
the US (pressure pumping ~33% of total 2011
revenues)
•
Substantial investment in new drilling and
pressure pumping equipment
•
Strong history of creating shareholder equity
•
Trading at a substantial discount to both its
historical valuation and its peers

Changing Energy Environment 5 Source: US Energy Information Administration, Short-Term Energy Outlook, March 6, 2012 Decades of Declining US Crude Oil Production… Reversed in 2009

Changing Energy Environment

Source: US Energy Information Administration, Short-Term Energy Outlook, February 7, 2012
Petroleum Imports as a Percent of Total Consumption…
More Demand Being Satisfied With US Production

Changing Energy Environment –
North America Land-Based Energy
Unconventional drilling and well completion has
Unconventional drilling and well completion has
evolved:
evolved:
•
•
A “manufacturing”
A “manufacturing”
approach to drilling and
approach to drilling and
well completion
well completion
•
•
Focus on oil & liquids rich plays
Focus on oil & liquids rich plays
•
•
Unconventional drilling and well completion
Unconventional drilling and well completion
techniques being applied to historically
techniques being applied to historically
conventional basins
conventional basins

Changing Energy Environment – Changing Energy Environment – Land-Based Drilling Land-Based Drilling PTEN’s PTEN’s Drilling Drilling Business Business

APEX 1500
APEX 1500
TM
APEX 1000
APEX 1000
TM
APEX Walking
APEX Walking
TM
Total New Rigs
Total New Rigs
Other Electric Rigs
Other Electric Rigs
Class
Class
9
PTEN’s Drilling Business
Preferred Rigs as of December 31, 2011
Preferred Rigs as of December 31, 2011
61
61
15
15
45
45
121
121
54
54
12/31/2012
12/31/2012
30 new rigs planned in 2012
30 new rigs planned in 2012
175 by the end of 2012
175 by the end of 2012
38
38
13
13
40
40
91
91
54
54
12/31/2011
12/31/2011
PTEN has more than 145 of these preferred rigs
…and Expected as of December 31, 2012
…and Expected as of December 31, 2012

10 New APEX™ Rigs Have Significantly Increased Fleet Quality. PTEN’s Drilling Business 27 121 30 New Rigs expected to be added in 2012 30 New Rigs expected to be added in 2012

PTEN’s Drilling Business 11 Strong US Rig Count 2010 - Current

PTEN’s Drilling Business
•
•
Increasing focus on oil & liquids rich plays
Increasing focus on oil & liquids rich plays
–
–
Horizontal drilling techniques developed for shale gas have
Horizontal drilling techniques developed for shale gas have
been a “game changer”
been a “game changer”
for oil and liquids rich shales
for oil and liquids rich shales
–
–
Approximately 65% of PTEN operating rigs are drilling for oil
Approximately 65% of PTEN operating rigs are drilling for oil or liquids
or liquids
–
–
“Fit-for-purpose”
“Fit-for-purpose”
rigs are very active in oil & liquids rich
rigs are very active in oil & liquids rich
plays, but not all oil & liquids rich plays require “fit-for-
plays, but not all oil & liquids rich plays require “fit-for-
purpose”
purpose”
rigs (i.e. Permian and Mississippi Lime)
rigs (i.e. Permian and Mississippi Lime)
•
•
Decreasing Dry Gas Exposure
Decreasing Dry Gas Exposure
–
–
Less than 25 rigs in the US drilling for dry gas under
Less than 25 rigs in the US drilling for dry gas under
contracts that are well-to-well or that have an initial term of contracts that are well-to-well or that have an initial term of less than one year
less than one year
–
–
Expect continued rig movement from dry gas to oil and
Expect continued rig movement from dry gas to oil and
liquids rich areas
liquids rich areas

PTEN’s Active Rigs in Unconventional Areas
as of March 2012
Bakken
Piceance
Haynesville
Marcellus
Barnett
Pinedale
20 Rigs
PTEN’s Drilling Business
Eagle Ford
3 Rigs
7 Rigs
27 Rigs
14 Rigs
32 Rigs
20 Rigs
Niobrara
2 Rig
Utica
4 Rigs
Woodford
6 Rigs

PTEN’s Drilling Business
PTEN has designed three types of land rigs
PTEN has designed three types of land rigs
for these “new wells”:
for these “new wells”:
•
•
Each designed to meet customer demands in
Each designed to meet customer demands in
different markets
different markets
–
–
Each has specific applications for which it is “most suitable”
Each has specific applications for which it is “most suitable”
•
•
Significance:
Significance:
–
–
Drilling is an integral part of the well “manufacturing”
Drilling is an integral part of the well “manufacturing”
business
business
•Fast drilling and “speedy”
•Fast drilling and “speedy”
rig moves
rig moves
–
–
APEX Walking ™
APEX Walking ™
rigs and APEX 1000™
rigs and APEX 1000™
rigs provide access
rigs provide access
to certain “challenging well locations”
to certain “challenging well locations”

PTEN’s Drilling Business
•1000 HP drawworks
•Small footprint, big rig
capability
•Fast move & rig-up
•Walking system is an
optional feature
APEX 1000™
•1500 HP drawworks
•Great all purpose rig
•Fast move & rig-up
•Ideal for Eagle Ford,
Barnett, and Haynesville
APEX 1500™
•1000 to 2000 HP
drawworks
•Able to move in all
directions
•Able to “walk” with mast
up and drill pipe/collars
in the derrick
•A leadership position in
this “fit-for-purpose” rig
category
APEX Walking™

PTEN’s Drilling Business Video of Walking Rig Moving Video of Walking Rig Moving

PTEN’s Drilling Business
•
•
PTEN has approximately 180 other rigs in the
PTEN has approximately 180 other rigs in the
fleet of which approximately 95 are active
fleet of which approximately 95 are active
–
–
Major upgrade program has provided:
Major upgrade program has provided:
–
–
PTEN commitment to customers and service
PTEN commitment to customers and service
•
•
PTEN’s large fleet provides substantial
PTEN’s large fleet provides substantial
“upside”
“upside”
if drilling continues to increase
if drilling continues to increase
•
•
•
•
Improved mud systems
Iron roughnecks and other automation
Major rig refurbishments
Enhanced mobility

PTEN’s Drilling Business
•
•
Long term contracts*
Long term contracts*
–
–
PTEN expects to average 120 rigs under term
PTEN expects to average 120 rigs under term
contract in 2012 including 131 in the first quarter
contract in 2012 including 131 in the first quarter
–
–
Approximately 60% of active rigs in the US are
Approximately 60% of active rigs in the US are
committed under term contracts
committed under term contracts
–
–
Term contracts have an initial duration of at least
Term contracts have an initial duration of at least
12 months
12 months
–
–
Provides estimated future dayrate drilling revenue
Provides estimated future dayrate drilling revenue
stream of approximately $1.8 billion for 2012 and
stream of approximately $1.8 billion for 2012 and
beyond
beyond
–
–
Continued customer interest in term agreements
Continued customer interest in term agreements
with PTEN
with PTEN
* As of February 4, 2012 * As of February 4, 2012

Changing Energy Environment – Changing Energy Environment – Well Stimulation Well Stimulation PTEN’s PTEN’s Pressure Pressure Pumping Pumping Business Business

PTEN’s Pressure Pumping Business
•
•
Changing Significance of Well Stimulation
Changing Significance of Well Stimulation
–
–
Shale and other unconventional plays changed the
Shale and other unconventional plays changed the
business
business
•
•
•
•
•
•
•
•
–
–
Changing equipment (“quints”) and crew
Changing equipment (“quints”) and crew
competencies
competencies
–
–
Key to unlocking long laterals and greatly increased
Key to unlocking long laterals and greatly increased
shale production
shale production
Substantial increases in horizontal completions
Substantial increases in horizontal completions
Increasing number of stages per well
Increasing number of stages per well
Substantially higher HP requirements
Substantially higher HP requirements
Higher pressures and higher volumes
Higher pressures and higher volumes

Southwest Region:

PTEN’s Pressure Pumping Business
Northeast Region:
Fracturing horsepower: 288,500
Other horsepower: 20,270
Frac Crews under contract : 3
Fracturing horsepower: 261,000
Other horsepower: 61,300
Frac Crews under contract: 2
A Significant Player in Growing Markets
Approximately 155,000 HP under term contract
47%
53%
Fracturing Horsepower

Recent Investments in Pressure Pumping…
…Have Increased Fleet Size and Quality
PTEN’s Pressure Pumping Business
140,000 HP expected to be added in 2012
140,000 HP expected to be added in 2012
* Includes acquisition of pressure pumping assets from Key Energy
0
200
400
600
800
2006 2007 2008 2009 2010* 2011 2012E
Year End
Fracturing Horsepower Other Horsepower
65
771

Strong Growth in Pressure Pumping
PTEN’s Pressure Pumping Business
2006 2007 2008 2009 2010 2011
146
203
217
161
351
846
Revenues ($MM)
2006 2007 2008 2009 2010 2011
55
79
62
29
103
267
EBITDA ($MM)

24
Service Intensity By Region
Average Horsepower Per Well (000s HP)*
PTEN’s Pressure Pumping Business
*Source: Simmons & Company Equity Research
Eagle Ford Utica Marcellus Permian
(Horizontal)
Permian
(Vertical)
35 35
30

16

25 Increasing Service Intensity Eagle Ford Shale PTEN’s Pressure Pumping Business *Source: Simmons & Company Equity Research

Increasing Service Intensity
Marcellus Shale
PTEN’s Pressure Pumping Business
*Source: Simmons & Company Equity Research
2009 2010 2011E Leading Edge
2,750
4,000
5,000
9,000
Lateral Length*
2009 2010 2011E Leading Edge
6
8
15
28
Frac Stages*

PTEN’s Pressure Pumping Business

More than two-thirds of fracturing
More than two-thirds of fracturing
horsepower is less than five years old
horsepower is less than five years old
PTEN
Pressure Pumping Fleet by Age
>10
Years
Years
< 5
Years
12/31/2011
>10
Years
5 - 10
Years
< 5
Years
12/31/2012E
5 - 10

PTEN Investment PTEN Investment Highlights Highlights

PTEN Investment Highlights -
Strategic Approach
•
•
Concentrate on two core businesses
Concentrate on two core businesses
•
•
Plan to continue to grow organically
Plan to continue to grow organically
–
–
PTEN has the balance sheet and expected cash
PTEN has the balance sheet and expected cash
flow to support continued organic growth in both
flow to support continued organic growth in both
businesses
businesses
–
–
Acquisitions and dispositions only when the price is
Acquisitions and dispositions only when the price is
right
right

PTEN Investment Highlights
Components of
Components of
Total Revenue
Total Revenue
EBITDA
EBITDA
Contract Drilling
Contract Drilling
65%
65%
Pressure
Pressure
Pumping
Pumping
33%
33%
Segment ($ in 000’s)
Segment ($ in 000’s)
Contract Drilling
Contract Drilling
$690,395
$690,395
Pressure Pumping
Pressure Pumping
266,719
266,719
Oil & Natural Gas
Oil & Natural Gas
40,944
40,944
Corporate & Other
Corporate & Other
(34,596)
(34,596)
Discontinued Operations
Discontinued Operations
(576)
(576)
Total
Total
$962,886
$962,886
Patterson-UTI reported results for the twelve months ended December 31, 2011
Oil & Natural
Oil & Natural
Gas
Gas 2%

PTEN Investment Highlights
•
No equity sales in more than 11 years
•
History of returning capital to investors
–
Stock Buyback
–
Cash Dividend
•
Total of $592 million in 2006 through 2008
•
Initiated cash dividend in 2004
•
Quarterly dividend currently $0.05 per share

PTEN Investment Highlights
•
•
Leading market position
Leading market position
–
–
One of the “Big 3”
One of the “Big 3”
US land drillers
US land drillers
–
–
One of the largest pressure pumping companies in the US
One of the largest pressure pumping companies in the US
–
–
Well positioned to grow organically and through
Well positioned to grow organically and through
opportunistic acquisition
opportunistic acquisition
•
•
Diverse asset base
Diverse asset base
–
–
Drilling rigs well-matched to customers’
Drilling rigs well-matched to customers’
needs
needs
–
–
Well stimulation assets that meet customers’
Well stimulation assets that meet customers’
needs
needs
•
•
Favorable industry trends
Favorable industry trends
–
–
Emerging shale and unconventional resource plays
Emerging shale and unconventional resource plays
–
–
US land drilling and pressure pumping are major
US land drilling and pressure pumping are major
beneficiaries of these trends
beneficiaries of these trends

PTEN Investment Highlights
•
•
Flexible operating model
Flexible operating model
–
–
Maximizes earnings growth during periods of increased
Maximizes earnings growth during periods of increased
activity
activity
–
–
Minimizes costs during periods of low activity
Minimizes costs during periods of low activity
–
–
Strong cash flow generation
Strong cash flow generation
•
•
Strong management team
Strong management team
–
–
Prudent financial management
Prudent financial management
–
–
Operational management that is customer responsive
Operational management that is customer responsive
–
–
Proven track record through numerous cycles
Proven track record through numerous cycles
•
•
Strong financial position
Strong financial position
–
–
Low leverage
Low leverage
–
–
Adequate liquidity to meet medium-term growth and capex
Adequate liquidity to meet medium-term growth and capex
needs
needs

PTEN Investment Highlights

30 –
30 –
40% discount to both peers
40% discount to both peers
and historical trading multiples
and historical trading multiples
Low valuation relative to both peers
and historical trading multiples
Source: Thomson One Financial
0.0
2.0
4.0
6.0
8.0
10.0
12.0
2007 2008 2009 2010 2011 2012
PTEN HP NBR

PTEN Investment Highlights
Growth in Shareholder Equity
Growth in Shareholder Equity
The Warren Buffett Standard
The Warren Buffett Standard
35
0
500
1,000
1,500
2,000
2,500
3,000
Thousands
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

•
•
Favorable trends are likely to persist in North
Favorable trends are likely to persist in North
American oil and natural gas markets
American oil and natural gas markets
•
•
US Land Drilling and Pressure Pumping are major
US Land Drilling and Pressure Pumping are major
beneficiaries of the new trends
beneficiaries of the new trends
•
•
Patterson-UTI has the right assets:
Patterson-UTI has the right assets:
–
–
Drilling rigs well-matched to the customers’
Drilling rigs well-matched to the customers’
needs
needs
–
–
Well stimulation assets that meet customers’
Well stimulation assets that meet customers’
needs
needs
–
–
Operational management that is customer responsive
Operational management that is customer responsive
–
–
Prudent financial management
Prudent financial management
•
•
Long-term record of building shareholder equity
Long-term record of building shareholder equity
Conclusions

Patterson-UTI Energy, Inc. Patterson-UTI Energy, Inc. Howard Weil 40 th Annual Energy Conference March 27, 2012 March 27, 2012

Non-GAAP Financial Measures

Patterson-UTI Energy, Inc.
EBITDA Reconciliation
(dollars in thousands)
2011 2010 2009 2008 2007 2006
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA):
Net income (loss) $    322,413 $    116,942 $ (38,290) $    347,069 $    438,639 $    673,254
Income tax expense (benefit) 187,938 72,856 (17,595) 193,490 229,350 360,639
Net interest expense (income) 15,465 11,098 3,767 (923) (164) (4,310)
Depreciation, depletion, amortization and impairment 437,279 333,493 289,847 275,990 246,346 193,664
Cumulative effect of change in accounting principle - - - - - (687)
Results of discontinued operations:
Income tax expense (benefit) (209) (543) (2,208) 2,389 2,818 10,628
Net interest expense (income) - - - 7 (4) (13)
Depreciation - 166 2,287 2,830 2,860 2,706
Impairment of assets held for sale - 2,155 1,900 - - -
Impairment of goodwill - - - 9,964 - -
EBITDA $    962,886 $    536,167 $ 239,708 $    830,816 $    919,845 $ 1,235,881
Total Revenue $ 2,565,943 $ 1,462,931 $ 781,946 $ 2,063,880 $ 1,986,096 $ 2,354,228
EBITDA Margin (EBITDA/Total Revenue) 37.53% 36.65% 30.66% 40.26% 46.31% 52.50%